                                                                  Exhibit (e)(5)

          SERVICE REQUEST

          P L A T I N U M
-------------------------
         Investor(SM) III
-------------------------
AIG AMERICAN GENERAL LIFE

--------------------------------------------------------------------------------

Platinum Investor III - Fixed Option
------------------------------------
   . Division 301 - AGL Declared Fixed Interest Account

Platinum Investor III - Variable Divisions
------------------------------------------

AIM Variable Insurance Funds
----------------------------
   . Division 260 - AIM V.I. International Growth
   . Division 261 - AIM V.I. Premier Equity

The Alqer American Fund
-----------------------
   . Division 314 - Alger American Leveraged AllCap
   . Division 313 - Alger American MidCap Growth

American Century Variable Portfolios, Inc.
------------------------------------------
   . Division 262 - VP Value

Ayco Series Trust
-----------------
   . Division 270 - Ayco Growth

Credit Suisse Trust
-------------------
   . Division 300 - Small Cap Growth

Dreyfus Investment Portfolios
-----------------------------
   . Division 273 - MidCap Stock

Dreyfus Variable Investment Fund
--------------------------------
   . Division 271 - Quality Bond
   . Division 272 - Developing Leaders

Fidelity Variable Insurance Products Fund
-----------------------------------------
   . Division 277 - VIP Asset Manager
   . Division 276 - VIP Contrafund
   . Division 274 - VIP Equity-Income
   . Division 275 - VIP Growth
   . Division 308 - VIP Mid Cap

Franklin Templeton Variable Insurance Products Trust
----------------------------------------------------
   . Division 309 - Franklin Small Cap Value Securities
   . Division 302 - Franklin U.S. Government
   . Division 303 - Mutual Shares Securities
   . Division 304 - Templeton Foreign Securities

Janus Aspen Series
------------------
   . Division 278 - International Growth
   . Division 280 - Mid Cap Growth
   . Division 279 - Worldwide Growth

J.P Morgan Series Trust II
--------------------------
   . Division 312 - JPMorgan Mid Cap Value
   . Division 281 - JPMorgan Small Company

MFS Variable Insurance Trust
----------------------------
   . Division 284 - MFS Capital Opportunities
   . Division 282 - MFS Emerging Growth
   . Division 285 - MFS New Discovery
   . Division 283 - MFS Research

Neuberger Berman Advisers Manaqement Trust
------------------------------------------
   . Division 286 - Mid-Cap Growth

Oppenheimer Variable Account Funds
----------------------------------
   . Division 311 - Oppenheimer Global Securities
   . Division 310 - Oppenheimer Multiple Strategies

PIMCO Variable Insurance Trust
------------------------------
   . Division 288 - PIMCO Real Return
   . Division 287 - PIMCO Short-Term
   . Division 289 - PIMCO Total Return

Putnam Variable Trust
---------------------
   . Division 290 - Putnam VT Diversified Income
   . Division 291 - Putnam VT Growth and Income
   . Division 292 - Putnam VT Int'l Growth and Income

SAFECO Resource Series Trust
----------------------------
   . Division 293 - Equity
   . Division 294 - Growth Opportunities

SunAmerica Series Trust
-----------------------
   . Division 307 - Aggressive Growth
   . Division 306 - SunAmerica Balanced

The Universal Institutional Funds, Inc.
---------------------------------------
   . Division 295 - Equity Growth
   . Division 296 - High Yield

VALIC Company I
---------------
   . Division 263 - International Equities
   . Division 264 - Mid Cap Index
   . Division 265 - Money Market I
   . Division 266 - Nasdaq-100 Index
   . Division 269 - Science & Technology
   . Division 268 - Small Cap Index
   . Division 267 - Stock Index

Vanguard Variable Insurance Fund
--------------------------------
   . Division 297 - High Yield Bond
   . Division 298 - REIT Index

Van Kampen Life Investment Trust
--------------------------------
   . Division 299 - Growth & Income

AGLC 0223 Rev 0403

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[LOGO] American General                                                                                      Variable Universal Life
                                                                                                           Insurance Service Request
American General Life Insurance Company ("AGL")
Member of American International Group, Inc.

                                                                                                Complete and return this request to:
                                                                                                  Variable Universal Life Operations
                                                                                               PO Box 4880 . Houston, TX. 77210-4880
                                      (888) 325-9315 or (713) 831-3443 . Hearing Impaired (TDD) (888) 436-5258 . Fax: (877) 445-3098

------------------------------------------------------------------------------------------------------------------------------------

[ ] POLICY           1.   POLICY #:                                     Insured:
    IDENTIFICATION                  ----------------------------------           ---------------------------------------------------

COMPLETE THIS SECTION     Address:                                                                          New Address (yes) (no)
  FOR ALL REQUESTS.                ------------------------------------------------------------------------

                          Primary Owner (If other than an insured):
                                                                    ---------------------------------------
                          Address:                                                                          New Address (yes) (no)
                                  -------------------------------------------------------------------------

                          Primary Owner's S.S. No. or Tax I.D. No.                       Phone Number: (     )          -
                                                                   ---------------------                      ---------   ----------

                          Joint Owner (If applicable):
                                                       ----------------------------------------------------

                          Address:                                                                          New Address (yes) (no)
                                   ------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

[ ] NAME             2.   Change Name Of: (Circle One) Insured   Owner   Payor   Beneficiary
    CHANGE

 Complete this section    Change Name From: (First, Middle, Last)                Change Name To: (First, Middle, Last)
 if the name of one of
    the Contingent
 Insureds, Owner, Payor   -----------------------------------------------        ---------------------------------------------------
   or Beneficiary has     Reason for Change: (Circle One)   Marriage Divorce        Correction   Other (Attach copy of legal proof)
       changed.
(Please note, this does
    not change the
  Contingent Insureds,
   Owner, Payor or
     Beneficiary
     designation.)

------------------------------------------------------------------------------------------------------------------------------------

[ ] CHANGE IN        3.   INVESTMENT DIVISION                                    PREM %   DED %
    ALLOCATION
    PERCENTAGES           AIM Variable Insurance Funds
                          ----------------------------
                          (260) AIM V.I. International Growth
  Use this section to                                                            ------   -----
 indicate how premiums    (261) AIM V.I. Premier Equity
 or monthly deductions                                                           ------   -----
  are to be allocated.    The Alger American Fund
  Total allocation in      ----------------------
 each column must equal   (314) Alger American Leveraged AllCap
  100%; whole numbers                                                            ------   -----
       only.              (313) Alger American MidCap Growth
                                                                                 ------   -----

 Ayco Series Trust        American Century Variable Portfolios, Inc.
is not available for      ------------------------------------------
premium allocations.      (262) VP Value
                                                                                 ------   -----
SAFECO Resource Series    Ayco Series Trust
Trust is available only   -----------------
  for owners who had      (270) Ayco Growth                                       NA
  allocations before                                                                      -----
  5/1/03 (even if the     Credit Suisse Trust
  owner had no SAFECO     -------------------
 balance as of 5-1-03).   (300) Small Cap Growth                                 ------   -----

                          Dreyfus Investment Portfolios
                          -----------------------------
                          (273) MidCap Stock                                     ------   -----

                          Dreyfus Variable Investment Fund
                          --------------------------------
                          (271) Quality Bond                                     ------   -----

                          (272) Developing Leaders                               ------   -----

                          Fidelity Variable Insurance Products Fund
                          -----------------------------------------
                          (277) VIP Asset Manager                                ------   -----

                          (276) VIP Contrafund                                   ------   -----

                          (274) VIP Equity-Income                                ------   -----

                          (275) VIP Growth                                       ------   -----

                          (308) VIP Mid Cap                                      ------   -----


                          Franklin Templeton Variable Insurance Products Trust
                          ----------------------------------------------------
                          (309) Franklin Small Cap Value Securities              ------   -----

                          (302) Franklin U.S. Government                         ------   -----

                          (303) Mutual Shares Securities                         ------   -----

                          (304) Templeton Foreign Securities                     ------   -----


                          Janus Aspen Series
                          ------------------
                          (278) International Growth                             ------   -----

                          (280) Mid Cap Growth                                   ------   -----

                          (279) Worldwide Growth                                 ------   -----


                          J.P. Morgan Series Trust II
                          ---------------------------
                          (312) JPMorgan Mid Cap Value                           ------   -----

                          (281) JPMorgan Small Company                           ------   -----


                          MFS Variable Insurance Trust
                          ----------------------------
                          (284) MFS Capital Opportunities                        ------   -----

                          (282) MFS Emerging Growth                              ------   -----

                          (285) MFS New Discovery                                ------   -----

                          (283) MFS Research                                     ------   -----


                          Neuberger Berman Advisers Management Trust
                          ------------------------------------------
                          (286) Mid-Cap Growth                                   ------   -----


                          Oppenheimer Variable Account Funds
                          ----------------------------------
                          (311) Oppenheimer Global Securities                    ------   -----

                          (310) Oppenheimer Multiple Strategies                  ------   -----


                          PIMCO Variable Insurance Trust
                          ------------------------------
                          (288) PIMCO Real Return                                ------   -----

                          (287) PIMCO Short-Term                                 ------   -----

                          (289) PIMCO Total Return                               ------   -----


                          Putnam Variable Trust
                          ---------------------
                          (290) Putnam VT Diversified Income                     ------   -----

                          (291) Putnam VT Growth and Income                      ------   -----

                          (292) Putnam VT Int'l Growth and Income                ------   -----


                          SAFECO Resource Series Trust
                          ----------------------------
                          (293) Equity                                           ------   -----

                          (294) Growth Opportunities                             ------   -----


                          SunAmerica Series Trust
                          -----------------------
                          (307) Aggressive Growth                                ------   -----

                          (306) SunAmerica Balanced                              ------   -----


                          The Universal Institutional Funds, Inc.
                          ---------------------------------------
                          (295) Equity Growth                                    ------   -----

                          (296) High Yield                                       ------   -----


                          VALIC Company I
                          ---------------
                          (263) International Equities                           ------   -----

                          (264) Mid Cap Index                                    ------   -----

                          (265) Money Market I                                   ------   -----

                          (266) Nasdaq-100 Index                                 ------   -----

                          (269) Science & Technology                             ------   -----

                          (268) Small Cap Index                                  ------   -----

                          (267) Stock Index                                      ------   -----


                          Vanguard Variable Insurance Fund
                          --------------------------------
                          (297) High Yield Bond                                  ------   -----

                          (298) REIT Index                                       ------   -----


                          Van Kampen Life Investment Trust
                          --------------------------------
                          (299) Growth & Income                                  ------   -----


                          Other:
                          ------                                                 ------   -----
                                 ---------------------------

                          (301) AGL Declared Fixed Interest Account              ------   -----

                                                                                  100%     100%

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

AGLC 0223 Rev 0403

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[ ] MODE OF          4.   Indicate frequency and premium amount desired: $         Annual $         Semi-Annual  $        Quarterly
    PREMIUM                                                                -------          -------                ------
    PAYMENT/BILLING
    METHOD CHANGE                                                        $         Monthly (Bank Draft Only)
                                                                           -------
  Use this section to
   change the billing     Indicate billing method desired:       Direct Bill       Pre-Authorized Bank Draft
frequency and/or method                                    -----             -----
  of premium payment.     (attach a Bank Draft Authorization Form and "Void" Check)
Note, however, that AGL
 will not bill you on a   Start Date:         /         /
 direct monthly basis.                --------  --------  --------
  Refer to your policy
    and its related
 prospectus for further
 information concerning
  minimum premiums and
    billing options.

------------------------------------------------------------------------------------------------------------------------------------

[ ] LOST POLICY      5.   I/we hereby certify that the policy of insurance for the listed policy
    CERTIFICATE           has been           LOST           DESTROYED           OTHER.
                                   ----------     ----------          ----------

 Complete this section    Unless I/we have directed cancellation of the policy, I/we request that a:
   if applying for a
     Certificate of                            Certificate of Insurance at no charge
Insurance or duplicate              ----------
  policy to replace a
   lost or misplaced                           Full duplicate policy at a charge of $25
   policy. If a full                ----------
  duplicate policy is
   being requested, a     be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate
  check or money order    policy to AGL for cancellation.
for $25 payable to AGL
must be submitted with
     this request.

------------------------------------------------------------------------------------------------------------------------------------

[ ] DOLLAR COST      6.   Designate the day of the month for transfers: (choose a day from 1-28)
    AVERAGING             Frequency of transfers (check one):    Monthly          Quarterly         Semi-Annually          Annually
                                                              --         --------           -------               --------

($5,000 minimum initial   I want: $    ($100 minimum) taken from the Money Market I Division and transferred to the following
accumulation value) An              --
amount may be deducted    Divisions:
 periodically from the
Money Market I Division   AIM Variable Insurance Funds
 and placed in one or     ----------------------------
 more of the Divisions    (260) AIM V.I. International Growth                    $
    listed. The AGL                                                               ---------
Declared Fixed Interest   (261) AIM V.I. Premier Equity                          $
    Account is not                                                                ---------
 available for Dollar
Cost Averaging. Please    The Alger American Fund
refer to the prospectus   -----------------------
for more information on   (314) Alger American Leveraged AllCap                  $
    the Dollar Cost                                                               ---------
   Averaging Option.      (313) Alger American MidCap Growth                     $
                                                                                  ---------


          Note:
  Automatic Rebalancing   American Century Variable Portfolios, Inc.
 is not available if the  ------------------------------------------
  Dollar Cost Averaging   (262) VP Value                                         $
    Option is chosen.                                                             ---------
                          Credit Suisse Trust
                          -------------------
                          (300) Small Cap Growth                                 $
                                                                                  ---------

SAFECO Resource Series
Trust is available only   Dreyfus Investment Portfolios
   for owners who had     -----------------------------
  allocations before      (273) MidCap Stock                                     $
  5/1/03 (even if the                                                             ---------
  owner had no SAFECO
balance as of 5-1-03).    Dreyfus Variable Investment Fund
                          --------------------------------
                          (271) Quality Bond                                     $
                                                                                  ---------
                          (272) Developing Leaders

                          Fidelity Variable Insurance Products Fund
                          -----------------------------------------
                          (277) VIP Asset Manager                                $
                                                                                  ---------
                          (276) VIP Contrafund                                   $
                                                                                  ---------
                          (274) VIP Equity-Income                                $
                                                                                  ---------
                          (275) VIP Growth                                       $
                                                                                  ---------
                          (308) VIP Mid Cap                                      $
                                                                                  ---------

                          Franklin Templeton Variable Insurance Products Trust
                          ----------------------------------------------------
                          (309) Franklin Small Cap Value Securities              $
                                                                                  ---------
                          (302) Franklin U.S. Government                         $
                                                                                  ---------
                          (303) Mutual Shares Securities                         $
                                                                                  ---------
                          (304) Templeton Foreign Securities                     $
                                                                                  ---------

                          Janus Aspen Series
                          ------------------
                          (278) International Growth                             $
                                                                                  ---------
                          (280) Mid Cap Growth                                   $
                                                                                  ---------
                          (279) Worldwide Growth                                 $
                                                                                  ---------

                          J.P. Morgan Series Trust II
                          ---------------------------
                          (312) JPMorgan Mid Cap Value                           $
                                                                                  ---------
                          (281) JPMorgan Small Company                           $
                                                                                  ---------

                          MFS Variable Insurance Trust
                          ----------------------------
                          (284) MFS Capital Opportunities                        $
                                                                                  ---------
                          (282) MFS Emerging Growth                              $
                                                                                  ---------
                          (285) MFS New Discovery                                $
                                                                                  ---------
                          (283) MFS Research                                     $
                                                                                  ---------

                          Neuberger Berman Advisers Management Trust
                          ------------------------------------------
                          (286) Mid-Cap Growth                                   $
                                                                                  ---------

                          Oppenheimer Variable Account Funds
                          ----------------------------------
                          (311) Oppenheimer Global Securities                    $
                                                                                  ---------
                          (310) Oppenheimer Multiple Strategies                  $
                                                                                  ---------

                          PIMCO Variable Insurance Trust
                          ------------------------------
                          (288) PIMCO Real Return                                $
                                                                                  ---------
                          (287) PIMCO Short-Term                                 $
                                                                                  ---------
                          (289) PIMCO Total Return                               $
                                                                                  ---------

                          Putnam Variable Trust
                          ---------------------
                          (290) Putnam VT Diversified Income                     $
                                                                                  ---------
                          (291) Putnam VT Growth and Income                      $
                                                                                  ---------
                          (292) Putnam VT Int'l Growth and Income                $
                                                                                  ---------

                          SAFECO Resource Series Trust
                          ----------------------------
                          (293) Equity                                           $
                                                                                  ---------
                          (294) Growth Opportunities                             $
                                                                                  ---------

                          SunAmerica Series Trust
                          -----------------------
                          (307) Aggressive Growth                                $
                                                                                  ---------
                          (306) SunAmerica Balanced                              $
                                                                                  ---------

                          The Universal Institutional Funds, Inc.
                          ---------------------------------------
                          (295) Equity Growth                                    $
                                                                                  ---------
                          (296) High Yield                                       $
                                                                                  ---------

                          VALIC Company I
                          ---------------
                          (263) International Equities                           $
                                                                                  ---------
                          (264) Mid Cap Index                                    $
                                                                                  ---------
                          (266) Nasdaq-100 Index                                 $
                                                                                  ---------
                          (269) Science & Technology                             $
                                                                                  ---------
                          (268) Small Cap Index                                  $
                                                                                  ---------
                          (267) Stock Index                                      $
                                                                                  ---------

                          Vanguard Variable Insurance Fund
                          --------------------------------
                          (297) High Yield Bond                                  $
                                                                                  ---------
                          (298) REIT Index                                       $
                                                                                  ---------

                          Van Kampen Life Investment Trust
                          --------------------------------
                          (299) Growth & Income                                  $
                                                                                  ---------

                          Other:                                                 $
                          ------
                                -------------------------------                   ---------

                                  INITIAL HERE TO REVOKE DOLLAR COST AVERAGING ELECTION.
                          --------

------------------------------------------------------------------------------------------------------------------------------------
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                                    PAGE 3 OF 5

AGLC 0223 Rev 0403




























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[ ] AUTOMATIC        7.   Indicate frequency:       Quarterly       Semi-Annually       Annually
    REBALANCING                               ------          ------              ------

                                          (Division Name or Number)                             (Division Name or Number)
    ($5,000 minimum
  accumulation value)             % :                                                   % :
  Use this section to     --------    -------------------------------------     --------   -------------------------------------
   apply for or make              % :                                                   % :
  changes to Automatic    --------    -------------------------------------     --------   -------------------------------------
   Rebalancing of the             % :                                                   % :
  variable divisions.     --------    -------------------------------------     --------   -------------------------------------
  Please refer to the             % :                                                   % :
  prospectus for more     --------    -------------------------------------     --------   -------------------------------------
   information on the             % :                                                   % :
 Automatic Rebalancing    --------    -------------------------------------     --------   -------------------------------------
  Option. Note: Dollar            % :                                                   % :
 Cost Averaging is not    --------    -------------------------------------     --------   -------------------------------------
    available if the              % :                                                   % :
 Automatic Rebalancing    --------    -------------------------------------     --------   -------------------------------------
   Option is chosen.              % :                                                   % :
                          --------    -------------------------------------     --------   -------------------------------------
 Ayco Series Trust and            % :                                                   % :
 SAFECO Resource Series   --------    -------------------------------------     --------   -------------------------------------
  Trust new Automatic             % :                                                   % :
        ---               --------    -------------------------------------     --------   -------------------------------------
   Rebalancing may be             % :                                                   % :
      restricted.         --------    -------------------------------------     --------   -------------------------------------
                                       Initial Here To Revoke Automatic Rebalancing Election.
                          -------------

------------------------------------------------------------------------------------------------------------------------------------

[ ] TELEPHONE        8.   I (/we if Joint Owners) hereby authorize AGL to act on telephone instructions to transfer values
    PRIVILEGE             among the Variable Divisions and AGL Declared Fixed Interest Account and to change allocations for
    AUTHORIZATION         future purchase payments and monthly deductions.

 Complete this section    Initial the designation you prefer:
  if you are applying
    for or revoking                Policy Owner(s) only -- If Joint Owners, either one acting independently.
   current telephone      --------
      privileges.
                                   Policy Owner(s) or Agent/Registered Representative who is appointed to represent AGL and the firm
                          --------
                          authorized to service my policy.

                          AGL and any non-owner designated by this authorization will not be responsible for any claim, loss or expense based upon telephone transfer or allocation instructions received and acted upon in good faith, including losses due to telephone instruction communication errors. AGL's liability for erroneous transfers or allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone transaction, I will notify AGL in writing within five working days from the receipt of the confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL at the address printed on the top of this service request form.


                                   INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
                          --------

------------------------------------------------------------------------------------------------------------------------------------

[ ] CORRECT AGE      9.   Name of Insured for whom this correction is submitted:
                                                                                 ---------------------------------

  Use this section to
 correct the age of any   Correct DOB:           /           /
  person covered under                 ----------  ----------  ----------
 this policy. Proof of
  the correct date of
  birth must accompany
     this request.

------------------------------------------------------------------------------------------------------------------------------------

[ ] TRANSFER OF     10.                                          (Division Name or Number)        (Division Name or Number)
    ACCUMULATED
    VALUES                Transfer $          or      % from                                to                                .
                                     --------    -----       -------------------------------   -------------------------------
  Use this section if
 you want to move money   Transfer $          or      % from                                to                                .
 between divisions. The              --------    -----       -------------------------------   -------------------------------
   minimum amount for
 transfers is $500.00.    Transfer $          or      % from                                to                                .
  Withdrawals from the               --------    -----       -------------------------------   -------------------------------
   AGL Declared Fixed
 Interest Account to a    Transfer $          or      % from                                to                                .
 Variable Division may               --------    -----       -------------------------------   -------------------------------
  only be made within
  the 60 days after a     Transfer $          or      % from                                to                                .
 contract anniversary.               --------    -----       -------------------------------   -------------------------------
      See transfer
  limitations outlined    Transfer $          or      % from                                to                                .
  in prospectus. If a                --------    -----       -------------------------------   -------------------------------
  transfer causes the
     balance in any       Transfer $          or      % from                                to                                .
 division to drop below              --------    -----       -------------------------------   -------------------------------
 $500, AGL reserves the
 right to transfer the    Transfer $          or      % from                                to                                .
   remaining balance.                --------    -----       -------------------------------   -------------------------------
     Amounts to be
 transferred should be    Transfer $          or      % from                                to                                .
 indicated in dollar or              --------    -----       -------------------------------   -------------------------------
  percentage amounts,
maintaining consistency   Transfer $          or      % from                                to                                .
     throughout.                     --------    -----       -------------------------------   -------------------------------

 Ayco Series Trust and
 SAFECO Resource Series
  Trust new transfers
   may be restricted.

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                                   PAGE 4 OF 5

AGLC 0223 Rev 0403


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[ ]  REQUEST FOR    11.              I request a partial surrender of $             or            % of the net cash surrender value.
     PARTIAL SURRENDER/   -----------                                   -----------    -----------
     POLICY LOAN                     I request a loan in the amount of $            .
                          -----------                                    -----------
  Use this section to                I request the maximum loan amount available from my policy.
  apply for a partial     -----------
   surrender from or
 policy loan against      Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
 policy values. For       percentages in effect, if available; otherwise they are taken pro-rata from the AGL Declared Fixed
detailed information      Interest Account and Variable Divisions in use.
concerning these two
options please refer      ----------------------------------------------------------------------------------------------------------
to your policy and its
related prospectus. If    ----------------------------------------------------------------------------------------------------------
applying for a partial
 surrender, be sure to    ----------------------------------------------------------------------------------------------------------
complete the Notice of
Withholding section of
this Service Request in
    addition to this
        section.

------------------------------------------------------------------------------------------------------------------------------------

[ ]  NOTICE OF      12.   The taxable portion of the distribution you receive from your variable universal life insurance policy is
     WITHHOLDING          subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of state income tax may also be required by your state of residence. You may elect not to have withholding
 Complete this section    apply by checking the appropriate box below. If you elect not to have withholding apply to your
if you have applied for   distribution or if you do not have enough income tax withheld, you may be responsible for payment of
a partial surrender in    estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated
      Section 11.         tax are not sufficient.

                          Check one:                I do want income tax withheld from this distribution.
                                    ----------------
                                                    I do not want income tax withheld from this distribution.
                                    ----------------

                          If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).
------------------------------------------------------------------------------------------------------------------------------------

[ ]  AFFIRMATION/   13.   --------------------------------------------------------------------------------------------------------
       SIGNATURE          CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is my
Complete this section     correct taxpayer identification number and; (2) that I am not subject to backup withholding under
   for ALL requests.      Section 3406(a)(1)(c) of the Internal Revenue Code.

                          The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup
                          withholding.
                          --------------------------------------------------------------------------------------------------------

                          Dated at                                     this                   day of
                                   -----------------------------------      -----------------        ----------------, -------------
                                   CITY, STATE


                          X                                                         X
                          -------------------------------------------------------   ------------------------------------------------
                           SIGNATURE OF OWNER                                        SIGNATURE OF WITNESS


                          X                                                         X
                          -------------------------------------------------------   ------------------------------------------------
                           SIGNATURE OF JOINT OWNER                                  SIGNATURE OF WITNESS


                          X                                                         X
                          -------------------------------------------------------   ------------------------------------------------
                           SIGNATURE OF ASSIGNEE

------------------------------------------------------------------------------------------------------------------------------------

                                  Page 5 of 5

AGLC 0223 Rev 0403